                             STRATTON MUTUAL FUNDS

                           Stratton Growth Fund, Inc.
                  Stratton Monthly Dividend REIT Shares, Inc.
                         Stratton Small-Cap Yield Fund

                                   PROSPECTUS
                                  May 1, 1999

                       Plymouth Meeting Executive Campus
                       610 W. Germantown Pike, Suite 300
                        Plymouth Meeting, PA 19462-1050
                                 (610) 941-0255



    The Securities and Exchange Commission has not approved or disapproved these securities nor has it passed upon the accuracy or adequacy of this prospectus.  Any representation to the contrary is a criminal offense.



                               TABLE OF CONTENTS



                                                                 Page


Fund Summaries.............................................
Fee Table..................................................
Financial Highlights.......................................
Investment Policies and Risk Considerations................
Investment Advisor.........................................
Pricing Fund Shares........................................
How to Buy Fund Shares.....................................
How to Redeem Fund Shares..................................
Exchange Privilege.........................................
Retirement Plans...........................................
Tax Treatment: Dividends and Distributions.................

--------------------------------------------------------------------------------

FUND SUMMARIES                          This Prospectus offers shares of the
                                        following Funds: STRATTON GROWTH
                                        FUND, INC. ("SGF"); STRATTON MONTHLY
                                        DIVIDEND REIT SHARES, INC. ("SMDS");
                                        and STRATTON SMALL-CAP YIELD FUND
                                        ("SSCY").
Stratton Growth Fund
Investment Objectives                   Possible growth of capital with
                                        current income from interest and
                                        dividends as a secondary objective.

Principal Strategy                      The fund normally invests in common
                                        stocks of well-established U.S.
                                        companies with excellent dividend
                                        records, in the opinion of the
                                        investment advisor.  Stock of
                                        companies that pay above average
                                        dividends tend to be less volatile
                                        than companies that do not pay
                                        dividends.  The investment advisor
                                        believes that companies which
                                        consistently strive to increase their
                                        dividends tend to offer the potential
                                        of above average returns.  The fund
                                        also may invest in securities
                                        convertible into common stock.

                                        In picking stocks for the fund, the
                                        fund's investment advisor initially
                                        reviews common stock yield.  The
                                        investment advisor then reviews
                                        additional yield characteristics such
                                        as dividend growth rates and dividend
                                        coverage.  Fundamental analysis is
                                        also employed, focusing on important
                                        characteristics such as earnings and
                                        cash flow outlook, management
                                        strengths, and industry competitive
                                        position.  The investment advisor
                                        continuously reviews economic and
                                        social conditions so that the fund's
                                        portfolio has the greatest possible
                                        potential for capital growth,
                                        consistent with reasonable levels of
                                        risk. SGF hopes to achieve steady,
                                        stable growth of principal and
                                        dividend income.

Principal Risks                         There are risks involved with any
                                        investment, but the risks associated
                                        with an investment in the fund
                                        include:

                                      . Stock market risk, or the risk that
                                        the price of securities held by the
                                        fund will rise or fall due to various
                                        conditions or circumstances which may
                                        be unpredictable.
                                      . Loss of part or all of your money
                                        invested in the fund.
                                      . The success of the fund's investment
                                        depends on the portfolio manager's
                                        skill in assessing the potential of
                                        the stocks they buy.

Bar Chart and Performance Table         The following bar chart and
                                        performance table provide some
                                        indication of the risks of investing
                                        in the fund by showing changes in the
                                        fund's performance from year to year
                                        and showing how the fund's average
                                        annual returns compare with those of
                                        a broad measure of market
                                        performance.  Both tables assume
                                        reinvestment of dividends and
                                        distributions.  As with all mutual
                                        funds, past performance is not a
                                        prediction of future performance.

                              Annual Returns (%)

 1998    1997    1996    1995    1994    1993    1992    1991    1990    1989
11.46%  30.60%  14.71%  37.68%   7.19%   6.41%   6.71%  22.18%  -6.72%  23.79%

                                 Calender Year

During the ten years ended December 31, 1998, the highest return for a quarter was 15.47% for the quarter end December 31, 1998, and the lowest return was - 12.95% for the quarter ended September 30, 1998.

                               Performance Table
              Average annual total returns as of December 31, 1998

                                 1 Year   5 Years   10 Years
                                 -------  --------  ---------

          Growth Fund             11.46%    20.64%     15.14%

          S & P 500*              28.58%    24.05%     19.22%

          S & P/BARRA Value**     14.67%    19.87%     16.67%

-------------------------------------------------------------

          *The S&P 500 Index is an unmanaged index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ.

          **The S&P/BARRA Value index is an unmanaged, capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios.

Suitability        The fund may be a suitable investment for you if you:

                   * Desire an investment that focuses on growth, but with some income.
                   *  Are investing for retirement or other long-term goals.
                   *  Can tolerate performance that varies from year to year.

Stratton Monthly
Dividend REIT
Shares

Investment Objective                    A high rate of return from dividend and
                                        interest income on investments in common stock and securities convertible into common stock.

Principal Strategy                      The fund invests at least 65% of its
                                        total assets in common stocks and
                                        other equity securities of real
                                        estate investment trusts ("REITs").
                                        REITs were created to enable
                                        investors to participate in the
                                        benefits of owning income producing
                                        real estate.  REITs own many
                                        different types of properties, such
                                        as apartment complexes, office
                                        buildings, hotels, health care
                                        facilities, shopping centers, and
                                        shopping malls.

                                        The fund is managed to provide a high
                                        level of monthly income to its
                                        shareholders and therefore looks for
                                        companies that have strong dividend
                                        payouts.  The fund needs higher
                                        yielding securities to maintain its
                                        own attractive dividend payout.
                                        REITs satisfy this income
                                        requirement, while also offering the
                                        potential for dividend growth and
                                        capital appreciation.  Investment
                                        decisions will be made on the basis
                                        of an analysis of fundamentals of
                                        individual companies and on relevant
                                        economic and social conditions.

Principal Risks                         There are risks involved with any
                                        investment, but the risks associated
                                        with an investment in the fund
                                        include:

                                        .Stock market risk, or the risk that
                                         the price of securities held by the
                                         fund will rise or fall due to various
                                         conditions or circumstances which may
                                         be unpredictable.
                                        .The cyclical nature of the real estate
                                         industry, which subjects the real
                                         estate and real estate related
                                         securities held by the fund to any
                                         market or economic condition that may
                                         affect the value of real estate (up or
                                         down).
                                        .The fund is concentrated in REIT
                                         securities, which means it may be
                                         subject to a greater risk of loss
                                         than a non-concentrated mutual fund.
                                        .Loss of part or all of your money
                                         invested in the fund.
                                        .The success of the fund's investment
                                         depends on the portfolio manager's
                                         skill in assessing the potential of
                                         the stocks they buy.

Bar Chart and Performance Table         The following bar chart and
                                        performance table provide some
                                        indication of the risks of investing
                                        in the fund by showing changes in the
                                        fund's performance from year to year
                                        and showing how the fund's average
                                        annual returns compare with those of
                                        a broad measure of market
                                        performance.  Both tables assume
                                        reinvestment of dividends and
                                        distributions.  As with all mutual
                                        funds, past performance is not a
                                        prediction of future performance.

                              Annual Returns (%)

  1998    1997    1996    1995    1994    1993    1992    1991    1990    1989
-11.75%  18.09%   8.58%  23.45% -12.13%   6.60%  10.41%  35.10%  -3.83%  18.77%

                                 Calender Year

    During the ten years ended December 31, 1998, the highest return for a quarter was 11.70% for the quarter ended March 31, 1991, and the lowest return for a quarter was -7.26% for the quarter ended June 30, 1994.


                               Performance Table
              Average annual total returns as of December 31, 1998

                                          1 Year   5 Years   10 Years
                                          -------  --------  ---------

          Monthly Dividend REIT Shares    -11.75%     4.18%      8.35%

          S & P 500*                       28.58%    24.05%     19.22%

          NAREIT Equity**                 -16.62%    10.63%     11.21%

----------------------------------------------------------------------

          *The S&P 500 Index is an unmanaged index comprised of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ.

          **The NAREIT Equity Index is an unmanaged index comprised of 178 real estate investment trusts.


Suitability                             The fund may be a suitable investment
                                        for you if you:

                                        .Desire an investment that focuses on
                                         income.
                                        .Are investing for retirement or
                                         other long-term goals.
                                        .Can tolerate performance that varies
                                         from year to year.

Stratton Small-Cap
Yield Fund

Investment Objective                    Dividend income and capital
                                        appreciation.

Principal Strategy                      Under normal market conditions, the
                                        Principal Risks fund invests at least
                                        80% of its assets in common stock and
                                        securities convertible into common stock of small-cap companies. The fund invests in dividend-paying companies with total market capitalizations at the time of purchase of less than $1 billion, and which are outside the S&P 500. The fund normally invests in common stocks of well-established U.S. companies.
                                        Generally, small company stocks are
                                        considered more volatile than large
                                        company stocks because they have limited product lines and financial resources and may experience more abrupt price movements. However, the fund strives to temper that volatility by investing in stocks of small but established, dividend-paying companies. The investment advisor generally selects companies that pay quarterly dividends at an above-average rate. Small-cap companies that pay dividends tend to have strong financial characteristics, since the quarterly dividend payout requires management to exhibit a high degree of financial discipline. The fund also may invest in securities convertible into common stock and REITs.

                                        The initial screen for stock selection
                                        is a yield that is greater than the
                                        small-cap average, as measured by the
                                        Russell 2000 Index. The fund's
                                        investment advisor then employs a three-step process that focuses on a stock's fundamental valuation, earnings prospects, and, as a confirming factor, relative price strength. The investment advisor believes that companies that exhibit consistent earnings and that regularly increase their dividends have superior appreciation potential, with reasonable levels of risk.


Principal Risks                         There are risks involved with any
                                        investment, but the risks associated
                                        with an investment in the fund include:

                                        .Stock market risk, or the risk that the
                                         price of securities held by the fund
                                         will rise or fall due to various
                                         conditions or circumstances which may
                                         be unpredictable.
                                        .Small-cap stocks tend to have a higher
                                         degree of market risk than large-cap
                                         stocks, due to lack of liquidity and
                                         other reasons.
                                        .The cyclical nature of the real estate
                                         industry, which subjects the real
                                         estate and real estate related
                                         securities held by the fund to any
                                         market or economic condition that may
                                         affect the value of real estate (up or
                                         down).
                                        .Loss of part or all of your
                                         investment in the fund.
                                        .The success of the fund's investment
                                         depends on the portfolio manager's
                                         skill in assessing the potential of the
                                         stocks they buy.

Bar Chart and Performance Table          The following bar chart and performance
                                         table provide some indication of the
                                         risks of investing in the fund by
                                         showing changes in the fund's
                                         performance from year to year and
                                         showing how the fund's average annual
                                         returns compare with those of a broad
                                         measure of market performance. Both
                                         tables assume reinvestment of dividends
                                         and distributions. As with all mutual
                                         funds, past performance is not a
                                         prediction of future performance.

                              Annual Returns (%)

                   1998    1997    1996    1995    1994
                  -9.58%  42.37%  14.96%  27.27%  -2.69%

                                 Calender Year

    During the five years ended December 31, 1998, the highest return for a quarter was 16.72% for the quarter ended September 30, 1997, and the lowest return for a quarter was -18.92% for the quarter ended
    September 30, 1998.


                               Performance Table
              Average annual total returns as of December 31, 1998

                                  1 Year   5 Years   10 Years
                                  -------  --------  ---------

          Small-Cap Yield Fund     -9.58%    12.88%      NA

          Russell 2000*            -2.55%    11.86%     12.92%

--------------------------------------------------------------

          * The Russell 2000 Index is an unmanaged index comprised of the
smallest 2000 companies in     the Russell 3000 Index, representing
approximately 11% of the Russell 3000 total market     capitalization.  The
Russell 3000 Index represents approximately 98% of the investable U.S. equity market.


Suitability                             The fund may be a suitable investment
                                        for you if you:

                                        .Desire an investment that focuses on
                                         both growth and income.
                                        .Are investing for retirement or
                                         other long-term goals.
                                        .Are willing to accept more market
                                         risk in return for the potentially
                                         higher returns that may come from
                                         investing in small-cap companies.
                                        .Can tolerate performance that varies
                                         from year to year.

FEE TABLE

                                                              SGF       SMDS       SSCY
                                                           ---------  ---------  ---------
                Annual Fund Operating Expenses:
                -------------------------------
                (as a percentage of average net assets)
                 Management Fees                              0.75%/1/   0.63%/1/   1.09%/2/
                 Other Expenses                               0.34%      0.41%      0.47%
                                                            --------   --------   --------
                  Total Fund Operating Expenses                1.09%      1.04%      1.56%

                Example
                The following example illustrates the expenses that you would pay on a $10,000 investment, assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period, (3) all distributions are reinvested; and (4) each fund's operating expenses remain the same:

                         1 Year  3 Years  5 Years  10 Years
                         ------  -------  -------  --------
                SGF       $111     $347     $601     $1329
                SMDS      $106     $331     $574     $1271
                SSCY      $159     $493     $850     $1856

                /1/ Total Fund Operating Expenses for SGF and SMDS for the
                    fiscal year ended December 31, 1998, with fee waivers, were 1.07% and 1.04%, respectively, of SGF's and SMDS' average net assets. The investment advisor voluntarily has agreed to waive annually $15,000 of its compensation from SGF and SMDS to offset a portion of the cost of certain administrative responsibilities delegated to First Data Investor Services Group.

                /2/ This fee represents the basic management fee of 0.75%
                    payable to SSCY, subject to a performance adjustment. The performance adjustment is a rolling 24-month comparison to the Frank Russell 2000 Index ("Russell 2000"). See "Investment Advisor" for a further discussion. For the fiscal year ended December 31, 1998 the investment advisor received 1.09% of SSCY's average net assets. Absent such performance adjustment, the investment advisor would have received 0.75% of SSCY's average net assets.

                The purpose of the fee table is to help you understand the various costs and expenses you will bear directly or indirectly. In addition to the above fees, the funds' transfer agent charges $9 for each redemption by wire transfer. A more complete description of the various costs and expenses of the funds is contained throughout this prospectus, in the Statement of Additional Information and in the financial statements and related notes which appear in the funds' Annual Report to Shareholders.

                This example should not be considered a representation of past or future expenses or performance. Actual expenses may be more or less than those shown.

FINANCIAL                               The financial highlights tables are
HIGHLIGHTS                              intended to help you understand each
                                        fund's financial performance during
                                        the periods stated.  Certain
                                        information reflects financial
                                        results for a single fund share.
                                        "Total return" shows how much your
                                        investment in a fund would have
                                        increased (or decreased) during each
                                        period, assuming you had reinvested
                                        all dividends and distributions.
                                        These figures have been audited by
                                        Tait, Weller & Baker, certified
                                        public accountants, whose report,
                                        along with the funds' financial
                                        statements is incorporated by
                                        reference into the Statement of
                                        Additional Information and is
                                        included in the funds' Annual Report
                                        to Shareholders dated December 31,
                                        1998, each of which may be obtained
                                        free of charge by calling
                                        800-634-5726.





                           Stratton Growth Fund, Inc.

                                                 Year        Year      7 Months            Years Ended May 31,
                                                Ended       Ended       Ended        -----------------------------
                                               12/31/98    12/31/97    12/31/96           1996      1995      1994
                                            -----------------------------------      -----------------------------
Net Asset Value, Beginning of Period          $   33.39   $   27.00   $   27.18        $ 22.35   $ 20.65   $ 20.89
                                            -----------------------------------      -----------------------------
 Income From Investment Operations
 Net investment income                            0.570       0.550       0.312          0.556     0.537     0.510
 Net gains on securities (both realized and
    unrealized)                                   3.130       8.900       1.298          5.759     2.978     0.665
                                            -----------------------------------      -----------------------------
  Total from investment operations                3.700       9.450       1.610          6.315     3.515     1.175
                                            -----------------------------------      -----------------------------

 Less Distributions
 Dividends (from net investment income)          (0.590)     (0.540)     (0.580)        (0.540)   (0.540)   (0.510)
 Distributions (from capital gains)              (2.430)     (2.520)     (1.210)        (0.945)   (1.275)   (0.905)
                                            -----------------------------------      -----------------------------
  Total distributions                            (3.020)     (3.060)     (1.790)        (1.485)   (1.815)   (1.415)
                                            -----------------------------------      -----------------------------

Net Asset Value, End of Period                $   34.07   $   33.39   $   27.00        $ 27.18   $ 22.35   $ 20.65
                                            ===================================      =============================
Total Return                                      11.46%      36.06%       6.40%         29.62%    18.61%     5.92%

Ratios/Supplemental Data
 Net assets, end of period (in 000's)         $  63,323   $  60,177   $  44,801        $42,880   $31,719   $25,475
 Ratio of expenses to average net assets           1.07%       1.11%       1.17%  /1/     1.16%     1.31%     1.34%
 Ratio of net investment income to
   average net assets                              1.60%       1.87%       2.08%  /1/     2.28%     2.70%     2.51%
 Portfolio turnover rate                           38.02%      34.40%      20.32%         15.41%    42.54%    49.81%

__________________
/1/  Annualized

                  Stratton Monthly Dividend REIT Shares, Inc.

                                                      Year        Year     11 Months           Years Ended January  31,
                                                     Ended       Ended       Ended        --------------------------------
                                                    12/31/98    12/31/97    12/31/96            1996       1995       1994
                                                 -----------------------------------      --------------------------------
Net Asset Value, Beginning of Period               $   30.25   $   27.43   $   27.40        $  24.84   $  28.69   $  29.91
                                                 -----------------------------------      --------------------------------

 Income From Investment Operations
 Net investment income                                 1.650       1.540       1.630           1.880      1.940      1.870
 Net gains (losses) on securities (both realized
  and  unrealized)                                    (5.070)      3.200       0.160           2.600     (3.870)    (1.140)
                                                 -----------------------------------      --------------------------------
  Total from investment operations                    (3.420)      4.740       1.790           4.480     (1.930)     0.730
                                                 -----------------------------------      --------------------------------

 Less Distributions
 Dividends (from net investment income)               (1.650)     (1.540)     (1.630)         (1.890)    (1.920)    (1.940)
 Distributions (in excess of net investment
    income)                                           (0.400)         --      (0.130)         (0.030)        --     (0.010)
 Return of capital                                        --      (0.380)         --              --         --         --
                                                 -----------------------------------      --------------------------------
  Total distributions                                 (2.050)     (1.920)     (1.760)         (1.920)    (1.920)    (1.950)
                                                 -----------------------------------      --------------------------------

Net Asset Value, End Of Period                     $   24.78   $   30.25   $   27.43        $  27.40   $  24.84   $  28.69
                                                 ===================================      ================================

Total Return                                         (11.75)%      18.09%       7.12%          18.98%    (6.57)%      2.22%

Ratios/Supplemental Data
 Net assets, end of period (in 000's)              $  79,936   $ 101,956   $ 103,780        $129,267   $134,066   $165,798
 Ratio of expenses to average net assets                1.02%       1.02%       1.02%  /1/      0.99%      1.08%      0.99%
 Ratio of net investment income to
    average net assets                                  5.95%       5.48%       6.94%  /1/      7.42%      7.71%      6.12%
 Portfolio turnover rate                               18.89%      42.47%      69.19%          53.30%     39.50%     19.15%

__________________
/1/  Annualized


                         Stratton Small-Cap Yield Fund

                                                                                           Year           Year       For the Period

                                          Year          Year         9 Months             Ended          Ended          04/12/93/1/
                                         Ended         Ended          Ended          ----------------------------------------------
                                        12/31/98     12/31/97/3/    12/31/96/3/         03/31/96/3/    03/31/95/3/   to 03/31/94/3/
                                     ------------------------------------------      ----------------------------------------------
Net Asset Value, Beginning Of Period   $   22.47    $      16.79   $      15.98        $      12.94   $      12.97     $      12.50
                                     ------------------------------------------      ----------------------------------------------

 Income From Investment Operations
 Net investment income                     0.170           0.210          0.260               0.330          0.290            0.220
 Net gains (losses) on securities
  (both realized and  unrealized)         (2.310)          6.800          1.740               3.040         (0.020)           0.450
                                     ------------------------------------------      ----------------------------------------------
  Total from investment operations        (2.140)          7.010          2.000               3.370          0.270            0.670
                                     ------------------------------------------      ----------------------------------------------

 Less Distributions
 Dividends (from net investment
  income)                                 (0.180)         (0.200)        (0.270)             (0.330)        (0.300)          (0.200)

 Distributions (from capital gains)       (0.040)         (1.130)        (0.920)                 --             --               --
                                     ------------------------------------------      ----------------------------------------------
  Total distributions                     (0.220)         (1.330)        (1.190)             (0.330)        (0.300)          (0.200)

                                     ------------------------------------------      ----------------------------------------------

Net Asset Value, End of Period         $   20.11    $      22.47   $      16.79        $      15.98   $      12.94     $      12.97
                                     ==========================================      ==============================================

Total Return                              (9.58%)         42.37%         12.84%              26.18%          2.09%          5.51%/2/


Ratios/Supplemental Data
 Net assets, end of period (in 000's)  $  42,789    $     39,377   $     21,691        $     19,592   $     14,058     $      8,257
 Ratio of expenses to average net           1.56%           1.62%          1.29%/2/           1.46%          2.12%          2.28%/2/

 assets
 Ratio of net investment income to          0.80%           1.09%          2.03%/2/           2.28%          2.36%          1.85%/2/

   average net assets
 Portfolio turnover rate                   35.74%          26.27%         35.86%             33.50%         30.20%         28.60%/2/


__________________
/1/  Commencement of operations
/2/  Annualized
/3/ Adjusted for a 2-for-1 stock split declared by the fund to shareholders of record on December 17, 1997

INVESTMENT                              The investment objective of  SGF is
POLICIES                                fundamental and may not be changed
AND RISK                                without the vote of a majority of the
CONSIDERATIONS                          Fund's shares.  Unless otherwise
                                        stated in this Prospectus or the
                                        Statement of Additional Information,
                                        each fund's investment objective and
                                        policies are not fundamental and may
                                        be changed without shareholder
                                        approval.  However, the funds intend
                                        to notify shareholders before making
                                        any change in any policy or
                                        restriction.  Fundamental policies
                                        may not be changed without
                                        shareholder approval.  A complete
                                        list of each fund's fundamental
                                        investment restrictions appears in
                                        the Statement of Additional
                                        Information.

Risk Considerations                     Investments in small-cap companies
for SSCY                                have certain risks associated with
                                        them.  First and foremost is their
                                        greater earnings and price volatility
                                        in comparison to large companies.
                                        Earnings risk is partially due to the
                                        undiversified nature of small company
                                        business lines. The fund attempts to
                                        counteract these concerns about
                                        investing in small-cap companies by
                                        using strict purchase criteria.  One
                                        of these criteria stipulates that
                                        these companies must have been sound
                                        and going entities for over three
                                        years.  In addition, these companies
                                        must be established dividend-paying
                                        entities.  The dividend requirement
                                        helps to reduce share price
                                        volatility of the issues in the fund
                                        and ultimately of the fund itself.

Risk Considerations for each Fund       Each fund may invest in REITs.
REITs                                   Equity REITs invest directly in real
                                        property while mortgage REITs invest
                                        in mortgages on real property.  REITs
                                        may be subject to certain risks
                                        associated with the direct ownership
                                        of real estate including declines in
                                        the value of real estate, risks
                                        related to general and local economic
                                        conditions, overbuilding and
                                        increased competition, increases in
                                        property taxes and operating
                                        expenses, and variations in rental
                                        income.  Generally, increases in
                                        interest rates will decrease the
                                        value of high yielding securities and
                                        increase the costs of obtaining
                                        financing, which could decrease the
                                        value of the portfolio's investments.
                                        In addition, equity REITs may be
                                        affected by changes in the value of
                                        the underlying property owned by the
                                        trusts, while mortgage REITs may be
                                        affected by the quality of credit
                                        extended.  Equity and mortgage REITs
                                        are dependent upon management skill,
                                        are not diversified and are subject
                                        to the risks of financing projects.
                                        REITs are also subject to heavy cash
                                        flow dependency, defaults by
                                        borrowers, self-liquidation and the
                                        possibility of failing to qualify for
                                        tax-free pass-through of income under
                                        the Internal Revenue Code and to
                                        maintain exemption from the
                                        Investment Company Act of 1940, as
                                        amended.

                                        REITs pay dividends to their
                                        shareholders based upon available
                                        funds from operations. It is quite
                                        common for these dividends to exceed
                                        the REIT's taxable earnings and
                                        profits resulting in the excess
                                        portion of such dividends being
                                        designated as a return of capital. A
                                        fund intends to include the gross
                                        dividends from such REITs in its
                                        distributions to shareholders and,
                                        accordingly, a portion of the funds'
                                        distributions may also be designated
                                        as a return of capital.  For more
                                        information, please see the
                                        discussion under "Tax Treatment:
                                        Dividends and Distributions."

Temporary                               Although each fund normally seeks to
Investments                             remain fully invested in equity
                                        securities, each fund may invest
                                        temporarily  up to 100% of its assets
                                        in certain short-term fixed income
                                        securities.  Such securities may be
                                        used to invest uncommitted cash
                                        balances temporarily to maintain
                                        liquidity to meet shareholder
                                        redemptions, or as a defensive
                                        measure to protect capital.  These
                                        securities include, but are not
                                        limited to, obligations of the U.S.
                                        government, its agencies and
                                        instrumentalities, commercial paper,
                                        certificates of deposit, bankers
                                        acceptances and repurchase
                                        agreements.  When a fund invests for
                                        defensive purposes, the fund may not
                                        achieve its investment objective.

                                        For temporary defensive purposes, SGF
                                        may invest in non-convertible
                                        preferred stocks, debt securities and
                                        domestic corporate and government
                                        fixed income obligations without
                                        limitation and, to the extent such
                                        investments are made, the fund will
                                        not be achieving growth of capital.

Year 2000                               The funds could be adversely affected
Compliance                              if the computer systems used by their
                                        service providers do not properly
                                        process and calculate date-related
                                        information after December 31, 1999.
                                        The Year 2000 issue affects virtually
                                        all companies and organizations.
                                        While Year 2000-related computer
                                        problems could have a negative effect
                                        on the funds, Stratton Management and
                                        First Data Investor Services Group,
                                        Inc. are working to avoid such
                                        problems and to obtain assurances
                                        from the funds' other service
                                        providers that they are taking
                                        similar steps.  Companies,
                                        organizations, governmental entities
                                        and securities in which the funds
                                        invest could be affected by the Year
                                        2000 issue, but at this time the
                                        funds cannot predict the degree of
                                        impact.  To the extent the effect is
                                        negative, a fund's returns could be
                                        reduced.

INVESTMENT ADVISOR                      Stratton Management Company, with
                                        offices at Plymouth Meeting Executive
                                        Campus, 610 W. Germantown Pike, Suite
                                        300, Plymouth Meeting, PA 19462-1050,
                                        is the funds' investment advisor and
                                        manager and is a registered
                                        investment advisor.  Stratton
                                        Management provides investment
                                        advisory services for a variety of
                                        individuals and institutions, and had
                                        approximately $2.2 billion in assets
                                        under management as of December 31,
                                        1998.

                                        James W. Stratton is the Chief
                                        Executive officer of Stratton
                                        Management and has been primarily
                                        responsible for the day-to-day
                                        investment management of SGF and SMDS
                                        since 1972 and 1980, respectively.
                                        Mr. Frank H. Reichel, III has been
                                        primarily responsible for the
                                        day-to-day investment management of
                                        SSCY since that fund's commencement
                                        of operations in April of 1993.

                                        Pursuant to Investment Advisory
                                        Agreements, Stratton Management
                                        Company provides an investment
                                        program in accordance with each
                                        respective fund's investment
                                        policies, limitations and
                                        restrictions.

Investment Advisory Fee                 For its advisory services, the
                                        investment advisor receives an annual
                                        fee of 0.75% of daily net assets of
                                        SGF and an annual fee of 0.63% of
                                        daily net assets of SMDS.  The
                                        investment advisor voluntarily has
                                        agreed to waive annually $15,000 of
                                        its fees from SGF and SMDS to offset
                                        a portion of  the fees that those
                                        funds will incur under administration
                                        agreements with First Data Investor
                                        Services Group.  See the Statement of
                                        Additional Information for a detailed
                                        description of those fees.  During
                                        the fiscal year ended December 31,
                                        1998, SGF and SMDS paid the
                                        investment advisor fees at the
                                        effective annual rates of .73% and
                                        .61%, of each fund's respective
                                        average daily net assets.

                                        For its investment advisory services
                                        to SSCY, the investment advisor
                                        receives a fee, payable monthly at an
                                        annual rate of 0.75% of average daily
                                        net assets, plus/minus a performance
                                        fee adjustment.

                                        The performance fee adjustment for
                                        SSCY is calculated at the end of each
                                        month based upon the Fund's
                                        performance during the last rolling
                                        24-month period.  The fund's gross
                                        performance is then compared with the
                                        performance of the Russell 2000
                                        Index.  The Russell 2000 is a widely
                                        recognized unmanaged common stock
                                        index of small to medium size
                                        companies.  When the fund performs
                                        better than the Index, it pays the
                                        investment advisor additional fees.
                                        If the fund lags the Index, the
                                        investment advisor is paid less than
                                        the basic fee.  Each 1.00% of the
                                        difference in performance between the
                                        fund and the Index during the
                                        performance period is equal to a
                                        0.10% adjustment to the basic fee.
                                        The end result is that if the
                                        investment advisor manages the fund
                                        in such a way as to outperform the
                                        benchmark index, the investment
                                        advisor is paid more for its efforts.
                                        Most important, however, is the fact
                                        that if the investment advisor does
                                        not perform as well as the benchmark
                                        index, the investment advisor is paid
                                        less, and in this way, penalized for
                                        poor performance.

                                        The maximum annualized performance
                                        adjustment rate is +/- 0.50% of
                                        average net assets which would be
                                        added to or deducted from the
                                        investment advisory fee if the fund
                                        outperformed or underperformed the
                                        Index by 5.00%.  The effect of this
                                        performance fee adjustment is that
                                        the investment advisory fee may never
                                        be greater than 1.25% or less than
                                        0.25% of the fund's average daily net
                                        assets for the preceding month.
                                        During the fiscal year ended December
                                        31, 1998, SSCY paid the investment
                                        advisor a fee at the effective annual
                                        rate of 1.09% of the fund's average
                                        daily net assets.

PRICING FUND                            Fund share pricing is based upon net
SHARES                                  asset value.  The net asset value per
                                        share of each fund is determined once
                                        each business day as of the close of
                                        regular trading hours (currently 4:00
                                        p.m. Eastern time) on the New York
                                        Stock Exchange ("NYSE"). Such
                                        determination will be made by
                                        dividing the value of all securities
                                        and other assets (including dividends
                                        accrued but not collected) less any
                                        liabilities (including accrued
                                        expenses), by the total number of
                                        shares outstanding.

                                        Portfolio securities are valued as
                                        follows:

                                        1.   Securities listed or admitted to
                                             trading on any national securities
                                             exchange are valued at their last
                                             sale price on the exchange where
                                             the securities are principally
                                             traded or, if there has been no
                                             sale on that date, at the mean
                                             between the last reported bid and
                                             asked prices.

                                        2.   Securities traded in the over-the-
                                             counter market are valued at the
                                             last sale price, if carried in the
                                             National Market Issues section by
                                             NASDAQ; other over-the-counter
                                             securities are valued at the mean
                                             between the closing bid and asked
                                             prices obtained from a principal
                                             market maker.

                                        3.   All other securities and assets are
                                             valued at their fair value as
                                             determined in good faith by the
                                             Board of Directors of the funds,
                                             which may include the amortized
                                             cost method for securities maturing
                                             in sixty days or less and other
                                             cash equivalent investments.

                                        Determination of the net asset value
                                        may be suspended when the right of
                                        redemption is suspended as provided
                                        under "How to Redeem Fund Shares."

HOW TO BUY FUND SHARES

Purchase Price                          You pay no sales charge to invest in any
                                        of the funds. Shares of all funds are
                                        sold at the net asset value per share
                                        (NAV) next determined after receipt of
                                        the order by First Data Investor
                                        Services Group, Inc.

Time of Requests                        All requests received by First Data
                                        Investor Services Group before 4:00 p.m.
                                        Eastern Standard Time will be executed
                                        the same day, at that day's closing
                                        share price. Orders received after 4:00
                                        p.m. Eastern Standard Time will be
                                        executed the following day, at that
                                        day's closing share price. Shares will
                                        not be priced on days when the New York
                                        Stock Exchange is closed.

Stock exchange closings                 Shares of the funds will not be priced
                                        and are not available for purchase on
                                        the following days on which the New York
                                        Stock Exchange is closed for trading:
                                        New Year's Day, Martin Luther King, Jr.
                                        Day, Presidents' Day, Good Friday,
                                        Memorial Day, Independence Day, Labor
                                        Day, Thanksgiving Day and Christmas Day.

 Retirement Plans                       Each fund has available four types of
                                        tax-deferred retirement plans: (1) a
                                        Profit Sharing and a Money Purchase
                                        Plan, for use by both self-employed
                                        individuals and corporations; (2) an
                                        Individual Retirement Account, both
                                        Traditional and Roth, for use by certain eligible individuals with compensation
                                        (including earned income from self-
                                        employment); (3) a Simple Individual
                                        Retirement Account for use by certain
                                        small employers; and (4) a 403(b)(7)
                                        Retirement Plan, for use by employees of schools, hospitals, and certain other tax-exempt organizations or associations. More detailed information about how to participate in these plans, the fees charged by the custodian, and the limits on contributions can be found in the Statement of Additional
                                        Information. To invest in any of the
                                        tax-deferred retirement plans, please
                                        call the funds for information and the
                                        required separate application,
                                        disclosure statement and custodial
                                        agreement.

General Information                     Shares of a fund may be repurchased or
                                        redeemed through broker/dealers who may
                                        charge a transaction fee. This fee would not otherwise be charged if the shares were purchased directly from a fund. The funds may accept wire purchase orders from broker/dealers and institutions that previously have been approved by a fund.

                                        The funds reserve the right to reject
                                        any purchase order. Share certificates
                                        are issued only upon shareholder
                                        request.

                                        The funds do not accept third party
                                        checks for the purchase of shares. The
                                        funds reserve the right to delay sending redemption proceeds up to 15 days if you recently purchased shares by check. A $20 fee is charged to your account for any purchase check returned to the custodian.

                                        Shareholder inquiries should be directed to the funds' transfer agent, First Data Investor Services Group, Inc., 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903, phone number 1-800-472-4266. Certain special shareholder services, such as a request for a historical transcript of your account, may involve an additional fee.

                                        Shareholders of each fund can obtain
                                        toll-free access to account information, as well as some transactions, by calling 1(800) 472-4266. Integrated Voice Response System provides share price and price change for the funds; gives account balances and history (i.e., last transaction, latest dividend distribution, redemptions by check during the last three months); and allows exchanges of shares.


How to buy shares
----------------------------------------------------------  ------------------------------------------------------
        To open an account                                            To add to an account
----------------------------------------------------------  ------------------------------------------------------
BY MAIL                                                     BY MAIL
----------------------------------------------------------  ------------------------------------------------------
Complete the application.                                   Please make check payable to the name of the fund
                                                            you are investing in and write your account number
Mail the application and your check to:                     on the check.
 FIRST DATA INVESTOR SERVICES GROUP
 P.O. BOX 61503                                             Mail your check and the stub from your last
 KING OF PRUSSIA, PA 19406-0903                             account
                                                            statement to:
Please make check payable to the name of the fund
you wish to invest in.                                       FIRST DATA INVESTOR SERVICES GROUP
                                                             P.O. BOX 61767
Minimum initial investment for the funds:                    KING OF PRUSSIA, PA 19406-8767
 $2,000 for non-retirement accounts
 No minimum investment for retirement accounts.             Minimum additional investments for the funds:

                                                            $100 for non-retirement accounts
                                                            No minimum for retirement accounts

----------------------------------------------------------  ------------------------------------------------------
BY WIRE                                                     BY WIRE
----------------------------------------------------------  ------------------------------------------------------
For new accounts, call (800) 472-4266.  An account          Follow instructions under TO OPEN AN ACCOUNT -
number will be assigned to you.                             - By Wire.

Call your bank with instructions to transmit federal        Minimum additional investment: same as "By Mail"
funds to:                                                   above.
 -  Boston Safe Deposit & Trust
 -  ABA#: 011001234
 -  Credit: The fund name
 -  Acct#: 000701
 -  FBO: name(s) on account registration
    and new account number from confirmation
    received with letter to shareholders dated
    May 14, 1999.

Your bank may charge a wire fee.

Minimum investment: same as "By Mail" above.

Mail your completed application to First Data
Investor Services Group at the address above.

----------------------------------------------------------  ------------------------------------------------------
BY AUTOMATIC INVESTMENT                                     BY AUTOMATIC INVESTMENT
----------------------------------------------------------  ------------------------------------------------------
Complete the application and return it with your initial    Call (800) 472-4266 to request an application.
investment.  The minimum investment for this plan is
$100.                                                       Complete and return the application along with any
                                                            other required materials.
Subsequent investments will be drawn from your
bank account and invested into the fund(s).                 Subsequent investments will be drawn from your
                                                            bank account and invested into the fund(s).
Requires $2,000 initial minimum balance.

HOW TO
REDEEM FUND
SHARES

Timing of Requests                      Shares are redeemed at the net asset
                                        value next determined at the close of
                                        regular trading hours on the NYSE
                                        after receipt of a request for
                                        redemption in the form described
                                        below, and the certificates (if any)
                                        evidencing the shares to be redeemed.
                                        There is no redemption charge.
                                        However, the transfer agent will
                                        charge a $9 fee for wiring redemption
                                        proceeds.  Payment for shares
                                        redeemed is made within five business
                                        days, or such shorter time period as
                                        may be required by applicable SEC
                                        rules, after receipt of the
                                        certificates (or of the redemption
                                        request where no certificates have
                                        been issued) by mailing a check to
                                        your address of record.

Telephone Redemptions                   Neither the funds nor any of their
                                        service contractors will be liable
                                        for any loss or expense or cost in
                                        acting upon any telephone
                                        instructions that are reasonably
                                        believed to be genuine.  To the
                                        extent that a fund fails to use
                                        reasonable procedures to verify the
                                        genuineness of telephone
                                        instructions, it and/or its service
                                        contractors may be liable for any
                                        such instructions that prove to be
                                        fraudulent or unauthorized.

Redeeming recently purchased shares     If you wish to redeem shares that
                                        were recently purchased by check, the
                                        funds may delay mailing of your
                                        redemption check for up to 15
                                        business days after your redemption
                                        request to allow the purchase check
                                        to clear.  If you are considering
                                        redeeming shares soon after purchase,
                                        you should purchase by bank wire or
                                        certified check to avoid delay.

Signature guarantees                    The funds may require additional
                                        documentation, or signature
                                        guarantees on redemptions if proceeds
                                        are to be paid to someone other than
                                        the account holder, when redemption
                                        proceeds are to be wired to a bank,
                                        requests to transfer share
                                        registration, or when redemption
                                        proceeds are to be sent to an address
                                        other than the account holder's. A
                                        signature guarantee helps protect
                                        against fraud.  You can obtain one
                                        from most banks or securities
                                        dealers, but not from a notary
                                        public.  Please call (800) 472-4266
                                        for information on obtaining a
                                        signature guarantee.

Accounts with low balances              If your account falls below $500, the
                                        fund may ask you to increase your
                                        balance.  If it is still below $500
                                        after 60 days, the fund may close
                                        your account and send you the
                                        proceeds.


How to redeem shares

----------------------------------------------------------  ------------------------------------------------------
      To redeem or close an account                                  To redeem or close an account
----------------------------------------------------------  ------------------------------------------------------
 BY MAIL                                                     BY TELEPHONE
----------------------------------------------------------  ------------------------------------------------------
Write a letter of                                           To make redemptions by telephone, call (800)
 instruction that includes:                                 472-4266 before the close of business on any
 -  The fund name, your                                     business day.  The funds may require additional
    account number, the                                     documentation, or signature guarantees on any
    name(s) in which the                                    redemptions in amounts over $50,000.
    account is registered
    and the dollar value or                                 Proceeds will normally be sent the next
    number of shares you                                    business day by first class mail to the address
    wish to sell.                                           in which the account is registered.
 -  Include all signatures
    and any additional                                      Redemption requests to send proceeds to an
    documents that may be                                   address other than the address of record must
    required.                                               be in writing with the appropriate signature
 -  Mail your request and                                   guarantees. Telephone redemption requests to
    any applicable stock                                    send proceeds to banks may be accepted if the
    certificates you hold to:                               appropriate wiring instructions are on file
    FIRST DATA INVESTOR SERVICES GROUP                      prior to the request.
    P.O. BOX 61503                                          ------------------------------------------------
    KING OF PRUSSIA, PA 19406-0903
 -  A check will be mailed                                  BY AUTOMATED CLEARING HOUSE
    to the name(s) and                                      ______________________________________________
    address in which the                                    Redemption proceeds may be transferred to banks

    account is registered.                                  that are on-line members of ACH. There are no

                                                            service fees.  Written ACH redemption requests

----------------------------------------------------------  should be sent to First Data Investor Services

BY EXCHANGE                                                 Group at the address under "By Mail."  ACH

----------------------------------------------------------  redemptions are sent the day following receipt of your request, and funds are available two

Call (800) 472-4266 to request an exchange of               days later.

shares into another Stratton Mutual Fund.

----------------------------------------------------------
BY SYSTEMATIC CASH WITHDRAWAL PLAN
----------------------------------------------------------
Complete the appropriate part of the application and
specify the amount and frequency of withdrawals you would
like (monthly minimum is $50). Be sure to maintain an
account balance of $10,000 or more.

EXCHANGE
PRIVILEGE                    You can exchange fund shares for shares of the
                             other Stratton funds, provided such other shares
                             may legally be sold in your state. Each fund has a
                             distinct investment objective, which should be
                             reviewed before executing any exchange of shares.
                             You also should read the additional information
                             about a fund, including its expenses, before
                             seeking any such exchange. Shares may be exchanged
                             by: (1) written request; or (2) telephone if a
                             special authorization form has been completed and
                             is on file with the transfer agent in advance.

                             PLEASE NOTE: Shareholders who have certificated shares must surrender these certificates to the transfer agent to be held on account in unissued form before taking advantage of the exchange privilege. When returning certificates for this purpose only, signature(s) need not be guaranteed. There are no sales charges involved. Shareholders who engage in frequent exchange transactions may be prohibited from further exchanges or otherwise restricted in placing future orders. The funds reserve the right to suspend the telephone exchange privilege at any time. An exchange for tax purposes constitutes the sale of one fund and the purchase of another. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.


TAX                          Each fund contemplates declaring as dividends each
TREATMENT:                   year all or substantially all of its taxable
DIVIDENDS AND DISTRIBUTIONS  income, including its net capital gain (the excess of long-term capital gain over short-term capital
Tax Treatment                loss). Distributions attributable to the net
                             capital gain of a fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other fund distributions will generally be taxable as ordinary income.
                             (However, if a fund's distributions exceed its net income and gain -- as may be the case particularly for SMDS, because REIT distributions often include a nontaxable return of capital - that excess will generally result in a nontaxable return of capital to you.)

                             The tax treatment to you of fund distributions will be the same regardless whether they are paid in cash or reinvested in additional shares. Any dividends declared in October, November or December and paid in January will be deemed for tax purposes to have been paid to you on December 31. You will be notified annually of the amount and tax status of all distributions to you.

                             REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for the funds to request permission to extend the deadline for issuance of Forms 100-DIV beyond Janaury 31.

                             You should note that if you purchase shares shortly before a taxable distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxable on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

                             You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received on the shares.

                             The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable. Also, dividends paid to shareholders that are corporations will be eligible for the 70% dividends-received deduction to the extent the dividends are attributable to qualifying dividends received by the fund from domestic corporations.

                             You will also generally be subject to any applicable state and local income taxes on fund distributions and redemptions. State income taxes generally will not apply, however, to fund distributions attributable to interest on federal securities, if any.

                             Each fund is required by Federal tax law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with Internal Revenue Service regulations regarding Tax

                             Identification Certification. In order to avoid this withholding requirement, you must certify by signature on your Application, or on a separate W-9 Form supplied by the transfer agent, that your Social Security or Taxpayer Identification Number is correct (or you are waiting for a number to be issued to you), and that you are currently not subject to backup withholding, or you are exempt from backup withholding.

                             The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Dividends and                The shareholders of each fund are entitled to
Distributions                dividends and distributions arising from the net
                             investment income and net realized gains, if any, earned on investments held by the fund involved, when declared by the Board of Directors of such fund. SGF declares and pays dividends from net investment income on a semi-annual basis. SMDS declares and pays dividends from net investment income on a monthly basis. SSCY declares and pays dividends from net investment income annually. Each fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis so as to avoid incurring any fund level income or excise taxes. Any distribution paid necessarily reduces a fund's net asset value per share by the amount of the distribution. Distributions may be reinvested in additional shares of such fund.

                             The Statement of Additional Information (SAI) contains additional information about the funds. The Statement of Additional Information is incorporated by reference in to this Prospectus in its entirety. Additional information about a fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

                             To obtain an SAI, annual report or semi-annual report for the funds, without charge, call 1-800-472-4266. This number may also be used to make shareholder inquiries.

                             Information about the funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (telephone 800-SEC-0330), or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, D.C. 20549-6009. Reports and other information about the funds are available on the SEC's internet website at http://www.sec.gov.

                             SGF's Investment Company Act File No. is 811-2297 SMDS' Investment Company Act File No. is 811-2240 The Stratton Funds, Inc. Investment Company Act File No. is 811-7434

STRATTON
MUTUAL FUNDS

STRATTON GROWTH FUND, INC.
STRATTON MONTHLY DIVIDEND REIT SHARES, INC.
STRATTON SMALL-CAP YIELD FUND




                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 1999



This Statement of Additional Information provides supplementary information pertaining to shares of common stock in three separate mutual funds: STRATTON GROWTH FUND, INC. ("SGF"); STRATTON MONTHLY DIVIDEND REIT SHARES, INC. ("SMDS"); and STRATTON SMALL-CAP YIELD FUND ("SSCY").

This Statement of Additional Information is not a Prospectus but should be read in conjunction with the current Prospectus dated May 1, 1999, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. The funds' audited financial statements and financial highlights included in their annual report to shareholders are incorporated by reference into this Statement of Additional Information. A copy of the funds' Prospectus and, annual report are available, without charge, upon request, by contacting the funds' Distributor, First Data Distributors, Inc., 4400 Computer Drive, Westborough, MA 01581, or by telephoning (800) 634-5726.





Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300
Plymouth Meeting, PA 19462-1050
(610) 941-0255

                               TABLE OF CONTENTS
                               -----------------

                                                            PAGE
                                                            ----

HISTORY OF THE FUNDS........................................

INVESTMENT RESTRICTIONS.....................................
     SGF....................................................
     SMDS...................................................
     SSCY...................................................

MANAGEMENT OF THE FUNDS.....................................
     Directors and Officers.................................

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........

INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS..............
     Investment Advisor.....................................
     Service Providers and Underwriter......................

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS............

PURCHASE AND REDEMPTION INFORMATION.........................

RETIREMENT PLANS............................................
     Defined Contribution Plans.............................
     Individual Retirement Account..........................
     Roth-IRA...............................................
     403(b)(7) Retirement Plan..............................
     Simple Individual Retirement Account...................
     General Information....................................

INFORMATION CONCERNING TAXES................................
     Taxation of Certain Financial Instruments..............

DESCRIPTION OF COMMON STOCK.................................

PERFORMANCE CALCULATIONS....................................

FINANCIAL STATEMENTS........................................

                              HISTORY OF THE FUNDS

This Statement of Additional Information pertains to the following separate funds incorporated under the laws of the State of Maryland:


NAME OF FUND                                           DATE OF INCORPORATION
------------                                           ---------------------

Stratton Growth Fund, Inc. (SGF)                       June 21, 1985*
Stratton Monthly Dividend REIT Shares, Inc. (SMDS)     March 4, 1985 **
The Stratton Funds, Inc.                               January 5, 1993

     Stratton Small-Cap Yield Fund (SSCY)

*   As successor to a Delaware corporation organized on June 5, 1972.
** As successor to a Delaware corporation organized on November 10, 1971. On December 9, 1997, the fund changed its name from Stratton Monthly Dividend Shares, Inc.

Prior to December 31, 1996, the fiscal year ends for SGF, SMDS and SSCY were May 31, January 31 and March 31, respectively. As of December 31, 1996 the funds changed to a December 31 fiscal year end. For the fiscal year ended December 31, 1996, financial information covered shortened periods of 7, 11 and 9 months, respectively.

CLASSIFICATION:

The funds are classified as open-end management investment companies. The funds are diversified, which means that, with respect to 75% of each fund's total assets, the fund will not invest more than 5% of their respective assets in the securities of any single issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities).


                            INVESTMENT RESTRICTIONS

The following investment restrictions are deemed fundamental policies and may be changed with respect to a fund only by the approval of the holders of a "majority" of such fund's outstanding shares. The term "majority" of a fund's outstanding shares means the holders of the lesser of: (1) 67% of such fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of such fund's outstanding shares.

SGF WILL NOT:

1. Invest more than 5% of the value of its total assets in the securities of any one issuer, except for securities of the United States government or agencies thereof.

2. Invest in more than 10% of any class of securities of any one issuer (except for government obligations) or in more than 10% of the voting securities of any one issuer.

3. Invest more than 5% of the value of its total assets in securities of companies which (including operations of their predecessors and of subsidiaries if the company is a holding company) have not had a record of at least three years of continuous operations and in equity securities which are not readily marketable (that is, with a limited trading market).

4. Borrow money, except from banks for temporary or emergency purposes (but not for investment purposes), provided that such borrowings shall not exceed 5% of its total assets (at the lower of cost or market value).

5. Underwrite the securities of other issuers or invest in securities under circumstances where, if sold, the fund might be deemed to be an underwriter under the Securities Act of 1933.

6.   Pledge, mortgage or hypothecate its assets.

7.   Invest for purposes of exercising management or control.

8. Invest in securities of other investment companies or in options, puts, calls, straddles, spreads or similar devices, or engage in arbitrage transactions or short sales.

9. Purchase securities on margin, but the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

10. Make loans to other persons except that this restriction shall not apply to government obligations, commercial paper or notes or other evidences of indebtedness which are publicly distributed.

11. Purchase or sell real estate or interests in real estate. This will not prevent the fund from investing in publicly-held real estate investment trusts or marketable securities which may represent indirect interests in real estate.

12. Purchase or sell commodities or commodity contracts or invest in interests in oil, gas or other mineral exploration or development programs.

13. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any officer or director of the fund or its investment advisor owns beneficially more than 1/2 of 1%, and such officers and directors holding more than 1/2 of 1% together own beneficially more than 5% of the issuer's securities.

14. Purchase the securities of issuers conducting their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if, immediately after such purchase, the value of the fund's investments in such industry would exceed 25% of the value of the total assets of the fund.

The fund will not invest more than 2% of the value of its total assets in warrants. This restriction does not apply to warrants initially attached to securities purchased by the fund. This restriction may be changed or eliminated at any time by the Board of Directors of the fund without action by the fund's shareholders.

SMDS WILL NOT:

1. Borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets; or mortgage, pledge or hypothecate its assets to secure any borrowing except to secure temporary or emergency borrowing and then only in an amount not exceeding 15% of the value of its total assets.

2. Invest more than 5% of the value of its total assets in securities of issuers which, with their predecessors, have not had at least three years of continuous operation.

3. Issue any senior securities (as defined in the 1940 Act), except in so far as investment restriction 1 may be deemed to be an issuance of a senior security.

4. Act as an underwriter or purchase securities which the fund may not be free to sell to the public without registration of the securities under the Securities Act of 1933.

5.   Purchase or sell real estate, commodities, or commodity contracts.

6. As to 75% of the total assets of the fund, purchase the securities of any one issuer, other than securities issued by the U.S. government, it agencies or its instrumentalities, if immediately thereafter such purchase more than 5% of the total assets of the fund would be invested in securities of such issuer.

7. Purchase or own 5% or more of the outstanding voting securities of any electric or gas utility company (as defined in the Public Utility Holding Company Act of 1935), or purchase or own 10% or more of the outstanding voting securities of any other issuer.

8. Purchase the securities of an issuer, if, to the fund's knowledge, one or more Officers or Directors of the fund or of its investment advisor individually own beneficially more than 0.5%, and those owning more than 0.5% together own beneficially more than 5%, of the outstanding securities of such issuer.

9. Make loans to other persons, except that the purchase of a portion of an issue of publicly distributed debt securities (whether or not upon original issuance) shall not be considered the making of a loan.

10. Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

11. Participate on a joint or a joint-and-several basis in any securities trading account.

12.  Invest in puts, calls or combinations thereof or make short sales.

13.  Purchase the securities of other investment companies.

14.  Purchase securities which do not have readily available market quotations.

15. The fund will invest at least 25% of its assets in securities of real estate investment trusts.

The fund will invest at least 25% of its assets in real estate investment trusts ("REITs"), and thus will be concentrated. REITs are not considered investment companies, and therefore are not subject to the restriction in limitation 13 above. The restriction in limitation 5 on the purchase or sale of real estate does not include investments by the fund in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

The following investment restrictions can be changed only by the Board of Directors of SMDS:

1. The fund will not invest for the purpose of exercising control or management.

2. The fund will not invest in warrants, except when acquired as a unit with other securities.

SSCY WILL NOT:

1. Issue any senior securities (as defined in the Investment Company Act of 1940); or borrow money, except from banks for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets; or mortgage, pledge or hypothecate its assets.

2. Act as an underwriter of securities, except that, in connection with the disposition of a security, the fund may be deemed to be an "Underwriter" as that term is defined in the Securities Act of 1933.

3.   Purchase or sell real estate, commodities, or commodity contracts.

4. As to 75% of the total assets of the fund, purchase the securities of any one issuer, other than securities issued by the U.S. government, its agencies or its instrumentalities, if immediately after such purchase more than 5% of the total assets of the fund would be invested in securities of such issuer.

5. Purchase or own 10% or more of the outstanding voting securities of any one issuer.

6. Purchase the securities of an issuer, if, to the fund's knowledge, one or more Officers or Directors of the fund or of its investment advisor individually own beneficially more than 0.5%, and those owning more than 0.5% together own beneficially more than 5%, of the outstanding securities of such issuer.

7. Make loans to other persons, except that the purchase of a portion of an issue of publicly distributed debt securities (whether or not upon original issuance) shall not be considered the making of a loan, nor shall the fund be prohibited from entering into repurchase agreements with banks or broker/dealers.

8. Purchase securities on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

9. Purchase the securities of issuers conducting their principal business activities in the same industry other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities if, immediately after such purchase, the value of the fund's investments in such industry would exceed 25% of the value of the total assets of the fund.

10. Invest in puts, calls, straddles or combinations thereof or make short sales.

11. Purchase the securities of other investment companies, except if they are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a Securities and Exchange Commission approved offer of exchange.

12. Invest for the purpose of exercising control over, or management of, the issuer.


REITs are not considered investment companies, and therefore are not subject to the restriction in limitation 11 above. The restriction in limitation 3 on the purchase or sale of real estate does not include investments by the fund in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

                                     * * *

The percentage limitations on investments are applied at the time an investment is made. An actual percentage in excess of a stated percentage limitation does not violate the limitation unless such excess exists immediately after an investment is made and results from the investment. In other words, appreciation or depreciation of a fund's investments will not cause a violation of the limitations. In addition, the limitations will not be violated if a fund receives securities by reason of a merger or other form of reorganization.

                            MANAGEMENT OF THE FUNDS

DIRECTORS AND OFFICERS

The business of each fund is managed under the direction of the Board of Directors of SGF, SMDS and THE STRATTON FUNDS, INC. (collectively, the "Companies"). The Directors and executive officers of the Companies, their positions with the Companies, their addresses, affiliations, if any, with the investment advisor, and principal occupations during the past five years are set forth below. Each of the Directors named below is a Director for each of the Companies and each of the officers named below holds the same position, unless otherwise noted, with each of the Companies.


Name and Address             Age     Position with     Principal Occupation during last 5 years
                                      Registrants
--------------------------------------------------------------------------------------------------
James W. Stratton/1//3/         62  Director/        Mr. Stratton is the Chairman of the Board
610 W. Germantown Pike              Chairman         and Chief Executive Officer of the
Suite 300                                            investment advisor, Stratton Management
Plymouth Meeting, PA 19462                           Company.  He is a Director of Unisource
                                                     Worldwide, Inc. (paper distribution),
                                                     Amerigas Propane Ltd. (energy), FinDaTex,
                                                     Inc. (financial services), Teleflex, Inc.
                                                     (aerospace controls and  medical products)
                                                     and UGI Corp., Inc. (utility-natural gas).

Lynne M. Cannon/2/              43  Director         Ms. Cannon is a Vice President of  Client
3200 Horizon Drive                                   Services of First Data Investor Services
King of Prussia, PA 19406                            Group, Inc. She was formerly a  Director of
                                                     FPS Broker Services, Inc. She was formerly
                                                     employed as Vice President of Mutual Funds
                                                     of Independence Capital Management, Inc.
                                                     (investment advisor).

John J. Lombard, Jr.            64  Director         Mr. Lombard is a partner in the law firm of
1701 Market St.                                      Morgan, Lewis & Bockius LLP.
Philadelphia, PA 19103

Douglas J. MacMaster, Jr.       68  Director         Mr. MacMaster is a private investor.  He was
5 Morris Road                                        formerly Senior Vice President of Merck,
Ambler, PA 19002                                     Inc.  He is a Director of American Precision
                                                     Industries, Inc., Marteck Biosciences Corp.,
                                                     Neose Pharmaceuticals Inc., Oravax, Inc.,
                                                     U.S. Bioscience, Inc., and Flamel
                                                     Technologies, S.A.

Henry A. Rentschler             70  Director         Mr. Rentschler is a private investor.  He
P.O. Box 962                                         was formerly the President of
Paoli, PA 19301                                      Baldwin-Hamilton Company, a division of Joy
                                                     Environmental Equipment Co. (manufacturer of
                                                     renewal parts for Baldwin locomotives and
                                                     diesel engines) and was also formerly a
                                                     Director of the Society for Industrial
                                                     Archeology (which promotes the study and
                                                     preservation of the physical survivals of
                                                     our technological and industrial past).

Merritt N. Rhoad, Jr./3/        69  Director         Mr. Rhoad is a private investor.
640 Bridle Road
Custis Woods
Glenside, PA 19038


Name and Address             Age     Position with     Principal Occupation during last 5 years
                                      Registrants
--------------------------------------------------------------------------------------------------
Richard W. Stevens              65  Director         Mr. Stevens is an attorney in private practice.
One Jenkintown Station
115 W. Avenue, Suite 108
Jenkintown,  PA 19046

John A. Affleck/3/              52  Officer          Mr. Affleck is President and Director of the
610 W. Germantown Pike                               investment advisor, Stratton Management
Suite 300                                            Company.  He is President of Stratton
Plymouth Meeting, PA 19462                           Monthly Dividend REIT Shares, Inc., Vice
                                                     President of Stratton Growth Fund, Inc. and
                                                     The Stratton Funds, Inc.

Gerard E. Heffernan/3/          61  Officer          Mr. Heffernan is a Senior Vice President and
610 W. Germantown Pike                               Director of the investment advisor, Stratton
Suite 300                                            Management Company.  He is President of
Plymouth Meeting, PA 19462                           Stratton Growth Fund, Inc., Vice President
                                                     of Stratton Monthly Dividend REIT Shares,
                                                     Inc. and The Stratton Funds, Inc.  He is a
                                                     Director of FinDaTex, Inc.

Frank H. Reichel, III           34  Officer          Mr. Reichel is a Vice President, a Director
610 W. Germantown Pike                               and the Director of Quantitative Research of
Suite 300                                            the investment advisor, Stratton Management
Plymouth Meeting, PA 19462                           Company.  He is President of The Stratton
                                                     Funds, Inc., Vice President of Stratton
                                                     Growth Fund, Inc. and Stratton Monthly
                                                     Dividend REIT Shares, Inc. and Portfolio
                                                     Manager of Stratton Small-Cap Yield Fund.

James A. Beers                  36  Officer          Mr. Beers is a Vice President of the
610 W. Germantown Pike                               investment advisor, Stratton Management
Suite 300                                            Company; prior thereto, Account Manager of
Plymouth Meeting PA 19462                            Client Services at FPS Services, Inc.  He is
                                                     Vice President of the Funds.  Mr. Beers is
                                                     related to Mr. Stratton by marriage.

Joanne E. Kuzma                 44  Officer          Mrs. Kuzma is the Director of Trading and a
610 W. Germantown Pike                               Managing Partner of the investment advisor,
Suite 300                                            Stratton Management Company.  She is Vice
Plymouth Meeting, PA 19462                           President of Compliance for the Funds.

Patricia L. Sloan               45  Officer          Ms. Sloan is an employee of the investment
610 W. Germantown Pike                               advisor, Stratton Management Company.  She
Suite 300                                            is Secretary and Treasurer of the Funds.
Plymouth Meeting, PA 19462

Carol L. Royce                  41  Officer          Mrs. Royce is an employee of the investment
610 W. Germantown Pike                               advisor, Stratton Management Company.  She
Suite 300                                            is Assistant Secretary and Assistant
Plymouth Meeting PA 19462                            Treasurer of the Funds.

1 As defined in the 1940 Act, Mr. Stratton is an "interested person" of the funds by reason of his positions with the investment advisor.

2 Ms. Cannon is an "interested person" of the funds by reason of her affiliation with First Data Distributors, Inc., the funds' distributor.

3 Messrs. Stratton, Rhoad, Jr., Heffernan and Affleck are shareholders of FinDaTex, Inc.

The officers and Directors of the Companies who are also officers or employees of the investment advisor receive no direct compensation from the funds for services to them. The Directors of the Companies serve in the same capacity for each Company and meet concurrently four times a year. In the aggregate, each director currently receives $1,000 for each meeting attended, and an annual retainer of $5,000. These fees are divided on a percentage basis between each fund based on their relative net assets as of the meeting date. There are no separate audit, compensation or nominating committees of the Board of Directors.

Set forth are the total fees which were paid to each of the directors who are not "interested persons" for fiscal year ending December 31, 1998:

                                                                           Total Compensation From
                                                Aggregate Compensation     Fund and Fund Complex (1)
Name of Director                                From Fund                  Paid to Directors
----------------                                ----------------------     -------------------------
James W. Stratton
 SGF                                                   $       0                        $       0
 SMDS                                                  $       0
 SSCY                                                  $       0
 SSVF                                                  $       0

Lynne M. Cannon                                                                         $       0
 SGF                                                   $       0
 SMDS                                                  $       0
 SSCY                                                  $       0
 SSVF                                                  $       0

John J. Lombard, Jr.
 SGF                                                   $2,768.73                        $9,000.00
 SMDS                                                  $3,853.97
 SSCY                                                  $2,111.63
 SSVF                                                  $  265.67

Douglas J. MacMaster, Jr.
 SGF                                                   $2,456.96                        $8,000.00
 SMDS                                                  $3,425.46
 SSCY                                                  $1,882.76
 SSVF                                                  $  234.82

Henry A. Rentschler
 SGF                                                   $2,768.73                        $9,000.00
 SMDS                                                  $3,853.97
 SSCY                                                  $2,111.63
 SSVF                                                  $  265.67

Merritt N. Rhoad, Jr.
 SGF                                                   $2,768.73                        $9,000.00
 SMDS                                                  $3,853.97
 SSCY                                                  $2,111.63
 SSVF                                                  $  265.67

                                                                           Total Compensation From
                                                Aggregate Compensation     Fund and Fund Complex (1)
Name of Director                                From Fund                  Paid to Directors
----------------                                ----------------------     -------------------------
Alexander F. Smith (2)
 SGF                                                   $1,726.14                        $5,750.00
 SMDS                                                  $2,477.21
 SSCY                                                  $1,384.22
 SSVF                                                  $  162.43



Richard W. Stevens
 SGF                                                   $2,768.73                        $9,000.00
 SMDS                                                  $3,853.97
 SSCY                                                  $2,111.63
 SSVF                                                  $  265.67
-------------------------------------------------------------------------------------------------

(1) The "Fund Complex" consists of SGF, SMDS and THE STRATTON FUNDS, INC. During the fiscal year ended December 31, 1998, THE STRATTON FUNDS, INC. consisted of SSCY and STRATTON SPECIAL VALUE FUND ("SSVF").

(2)  Mr. Smith is deceased.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 16, 1999, ownership in the funds by the directors and officers as a group was as follows:


                                               Percentage of
Fund                                        Outstanding Shares
----                                        ------------------

1.  SGF                                              4.0%

2.  SMDS                                             0.6%

3.  SSCY                                             3.8%

As of February 16, 1999, the following shareholders owned of record more than 5% of the outstanding shares of the respective fund.

                                          Shares  Percent
                  Name and Address        Owned    Owned
             --------------------------  -------  ------

1.  SGF      None

2.  SMDS     Charles Schwab & Co., Inc.  279,761   8.77%

          Reinvest Account
          Mutual Funds Department
          101 Montgomery Street
          San Francisco, CA

          Boston & Company                             222,842       6.98%
          Mutual Fund Operations
          P.O. Box 3198
          Pittsburgh, PA

3.  SSCY  Boston & Company                             482,922      23.73%
          CUST TJU Employee Pension Plan
          Mutual Fund Operations
          P.O. Box 3198
          Pittsburgh, PA

          Boston & Company                             240,000      11.79%
          CUST Thomas Jefferson University
          Mutual Fund Operations
          P.O. Box 3198
          Pittsburgh, PA

          Charles Schwab & Co., Inc.                   213,261      10.48%
          SPL CSTY a/c FBO Customers Reinvest Account
          Mutual Funds Department
          101 Montgomery Street
          San Francisco, CA


                 INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISOR

Stratton Management Company is the fund's investment advisor. By reason of his ownership of all of the investment advisor's voting stock, James W. Stratton may be considered a "controlling person" of Stratton Management Company. Other persons who are affiliated with both the funds and with Stratton Management are listed under the Directors and officers table under "Management of the Funds."

The amount of investment advisory fees paid by each fund for the last three fiscal years is as follows:

1. SGF - During the fiscal year ended May 31, 1996, the fees paid to the investment advisor totaled $266,741. For the period June 1, 1996 through December 31, 1996, the fees paid to the investment advisor were $177,939. For the fiscal years ended December 31, 1997 and 1998, the fees paid to the Investment Advisor were $366,356 and $453,119, respectively.

2. SMDS - During the fiscal year ended January 31, 1996, the fees paid to the investment advisor totaled $794,629. For the period February 1, 1996 through December 31, 1996, the fees paid to the investment advisor were $606,818. For the fiscal years ended December 31, 1997 and 1998, the fees paid to the Investment Advisor were $600,138 and $548,380, respectively.

3. SSCY - During the fiscal year ended March 31, 1996, the fees paid to the investment advisor totaled $126,638. For the period April 1, 1996 through December 31, 1996, the fees paid to the investment advisor were $91,179. For the fiscal years ended December 31, 1997 and 1998, the fees paid to the investment advisor were $312,050 and $526,297, respectively.

     The performance adjustment for SSCY is calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. Pursuant to the performance adjustment, a fund's gross performance is compared with the performance of the Frank Russell 2000, a widely recognized unmanaged index of common stock prices, over a rolling 24-month performance period. The Russell 2000 is composed of the smallest 2000 stocks in the Frank Russell annual ranking of 3000 common stocks by market capitalization. The Russell 2000 is a widely recognized common stock index of small to medium size companies. Total return performance on the Russell 2000 includes dividends and is reported monthly on market capitalization-weighted basis. When the fund performs better than the Russell 2000, it pays the investment advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the investment advisory fee if the fund outperformed or under performed the Russell 2000 by 5.00%. The effect of this performance fee adjustment is that the investment advisory fee may never be greater than 1.25% or less than 0.25% of the fund's average daily net assets for the preceding month.

                 Performance Fee Schedule For SSCY

                          +:  1.25%
                              1.15%
                              1.05%
                              0.95%
                              0.85%
                  Basic Fee:  0.75%
                              0.65%
                              0.55%
                              0.45%
                              0.35%
                          -:  0.25%

SERVICE PROVIDERS AND UNDERWRITER

First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, has been engaged by the funds to provide most of the back office services on the funds' behalf. Pursuant to certain agreements, Investor Services Group provides the services commonly and separately referred to as: Fund Administration, Fund Accounting, Transfer Agency and Custody Administration. Effective February 23, 1998, FPS Services, Inc. ("FPS"), a wholly-owned subsidiary of FinDaTex, Inc. was acquired by Investor Services Group. Certain Directors and officers of the funds are shareholders of FinDaTex, Inc. FPS formerly provided these services.

As the funds' accounting services agent, Investor Services Group is responsible for certain accounting services such as computation of the net asset value of the funds' shares and maintenance of the funds' books and financial records.

1. SGF - For the fiscal year ended May 31, 1996, the fund paid FPS $20,000 in fees pursuant to the Accounting Services Agreement. For the period June 1, 1996 through December 31, 1996, the fund paid FPS $11,667 in fees pursuant to the Accounting Services Agreement. For the fiscal year ended December 31, 1997, the fund paid FPS $20,000 in fees pursuant to the Accounting Services Agreement. For the fiscal year ended December 31, 1998, the fund paid FPS or Investor Services Group $20,000 for accounting services.

2. SMDS - For the fiscal year ended January 31, 1996, the fund paid FPS $26,000 in fees pursuant to the Accounting Services Agreement. For the period February 1, 1996 through December 31, 1996, the fund paid FPS $23,833 in fees pursuant to the Accounting Services Agreement. For the fiscal year ended December 31, 1997, the fund paid FPS $26,000 in fees pursuant to the Accounting Services Agreement. For the fiscal year ended December 31, 1998, the fund paid FPS or Investor Services Group $26,500 for accounting services.

3. SSCY - For the fiscal year ended March 31, 1996, the fund paid FPS $20,000 in fees pursuant to the Accounting Services Agreement. For the period April 1, 1996 through December 31, 1996, the fund paid FPS $15,000 in fees pursuant to the Accounting Services Agreement. For the fiscal year ended December 31, 1997, the fund paid FPS $21,666 in fees pursuant to the Accounting Services Agreement. For the fiscal year ended December 31, 1998, the fund paid FPS or Investor Services Group $27,364 for accounting services.

As the funds' administrative services agent, Investor Services Group is responsible for certain administrative services such as: (1) coordinate and monitor the activities of any other third party service provider providing services to the funds (e.g. the funds' independent auditors, printers, etc.);
(2) provide the funds with necessary office space, telephones and other communications facilities and personnel competent to perform the responsibilities under the Agreement; (3) maintain such books and records of the funds as may be required by applicable Federal or state law; (4) prepares and, after approval by the funds, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the funds as required by applicable law; (5) prepares and, after approval by the funds, arranges for the filing of such registration statements and other documents with the U.S. Securities and Exchange Commission and any other Federal or state regulatory authorities as may be required by applicable law; (6) reviews and submits to the officers of the funds for their approval, invoices or other requests for payment of the funds' expenses and instructs the Custodian to issue checks in payment thereof, and (7) takes such other action with respect to the funds as may be deemed by Investor Services Group to appropriately perform its duties under the Agreement.

1. SGF - For the fiscal year ended May 31, 1996, the fund paid FPS $30,000 in fees for administrative services. For the period from June 1, 1996 through December 31, 1996, the fund paid FPS $17,500. For the fiscal year ended December 31, 1997, the fund paid FPS $30,000 in fees for administrative services. For the fiscal year ended December 31, 1998, the fund paid FPS or Investor Services Group $30,000 for administrative services. The investment advisor has waived $15,000 annually of the compensation due it under the investment advisory Agreement, to offset a portion of the fee that the fund will incur under the Administration Agreement. This fee waiver can be terminated or reduced by the investment advisor upon 60 days prior written notice to the fund.

2. SMDS - For the fiscal year ended January 31, 1996, the fund paid FPS $30,000 in fees for administrative services. For the period from February 1, 1996 through December 31, 1996, the fund paid FPS $27,500. For the fiscal year ended December 31, 1997, the fund paid FPS $30,000 in fees for administrative services. For the fiscal year ended December 31, 1998, the fund paid FPS or Investor Services Group $30,500 for administrative services. The investment advisor has waived $15,000 annually of the compensation due it under the investment advisory agreement, to offset a portion of the fee that the fund will incur under the Administration Agreement. This fee waiver can be terminated or reduced by the investment advisor upon 60 days prior written notice to the fund.

3. SSCY - For the fiscal year ended March 31, 1996, the fund paid FPS $10,000 in fees for administrative services. For the period from April 1, 1996 through December 31, 1996, the fund paid FPS $7,500. For the fiscal year ended December 31, 1997, the fund paid FPS $10,833 in fees for administrative services. For the fiscal year ended December 31, 1998, the fund paid FPS or Investor Services Group $30,000 for administrative services.

Investor Services Group also serves as the funds' transfer agent and dividend-paying agent. Investor Services Group annually receives $15.00 per account for providing transfer agent and dividend disbursing agent services.

The funds' independent auditor is Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia PA 19103. The auditor's responsibilities are (1) to ensure that all relevant accounting principles are being followed by the funds; and (2) to report to the Boards of Directors concerning the funds' operations.

The Bank of New York, 48 Wall Street, New York, New York 10286 serves as the custodian of each fund's assets pursuant to custodian agreements. Under such agreements, The Bank of New York (1) maintains a separate account or accounts in the name of the funds; (2) holds and transfers portfolio securities on account of the funds; (3) accepts receipts and makes disbursements on money on behalf of the funds; (4) collects and receives all income and other payments and distributions on account of the funds' securities; and (5) makes periodic reports to the Boards of Directors concerning the funds' operations.

First Data Distributors, Inc. ("FDDI"), 4400 Computer Drive, Westborough, MA 01581, serves as underwriter for the funds. FDDI, a wholly-owned subsidiary of Investor Services Group, acts as underwriter for the limited purposes of facilitating the qualification of shares of each fund under state securities laws, assisting with the sale of each fund's shares, and licensing of the investment advisors' sales representatives.

Until December 31, 1998, FPS Broker Services, Inc. ("FPSB") served as the funds' underwriter. FPSB was an affiliate of the investment advisor inasmuch as both FPSB and the investment advisor were under common control.

For the services to be provided in facilitating the qualification of each fund's shares under state securities laws, FPSB has received an annual fee of $3,000 from each fund for providing these services in each of the last three fiscal years. FDDI will be paid according to the same fee schedule.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The funds seek to obtain the best price and execution in all purchases and sales of securities, except when the authorization to pay higher commissions for research and services, as provided for in the investment advisory agreements, is exercised. Purchases and sales of over-the-counter securities are ordinarily placed with primary market makers acting as principals. Consistent with its obligation to seek the best price and execution, the funds may place some purchases and sales of portfolio securities with dealers or brokers who provide statistical and research information to the investment advisor. Statistical and research services furnished by brokers through whom the funds effects securities transactions in accordance with these procedures are ordinarily of general application and may be used by the investment advisor in servicing other accounts as well as that of the funds. In addition, not all such services may be used in connection with the investment advisor's activities on behalf of the funds. Portfolio transactions are assigned to brokers, and commission rates negotiated, based on an assessment of the reliability and quality of a broker's services, which may include research and statistical information such as reports on specific companies or groups of companies, pricing information, or broad overviews of the stock market and the economy.

Although investment decisions for the funds will be made independently from investment decisions made with respect to other clients advised by the investment advisor, simultaneous transactions may occur on occasion when the same security is suitable for the investment objectives of more than one client. When two or more such clients are simultaneously engaged in the purchase or sale of the same security, to the extent possible the transactions will be averaged as to price and allocated among the clients in accordance with an equitable formula. In some cases this system could have a detrimental effect on the price or quantity of a security available to the funds. In other cases, however, the ability of the funds to participate with other clients of the investment advisor in volume transactions may produce better executions for the funds.

The investment advisory agreements contain provisions which authorize the investment advisor to pay on behalf of the funds brokerage commissions in excess of commissions which might be charged by other brokers, where a determination is made that the amount of commission paid is reasonable in relation to the brokerage and research services provided by the broker to the funds, viewed in terms of the particular transaction or the overall responsibilities of the investment advisor with respect to the funds. In addition, the investment advisory agreements recognize that the investment advisor may, at its expense, acquire statistical and factual information, advice about economic factors and trends and other appropriate information from others in carrying out its obligations.

1. SGF - During the fiscal year ended May 31, 1996; the period June 1, 1996 through December 31, 1996; and the fiscal years ended December 31, 1997 and 1998, the fund paid $13,398, $24,150, $46,704 and $47,812 respectively, in brokerage commissions, substantially all of which were paid to brokers which had provided research, statistical data or pricing information to the investment advisor. The variation in these commissions from year to year reflects primarily the amount of total net assets in the fund and to a lesser extent the annual turnover rate. For the fiscal year ended May 31, 1996; the period ended December 31, 1996 and the fiscal years ended December 31, 1997 and 1998, the fund's portfolio turnover rates were 15.41%, 20.32%, 34.40% and 38.02%, respectively.

2. SMDS - During the fiscal year ended January 31, 1996; the period February 1, 1996 through December 31, 1996; and the fiscal years ended December 31, 1997 and 1998, the fund paid $280,842, $337,175, $184,272 and $64,746, respectively, in brokerage commissions, substantially all of which were paid to brokers which had provided research, statistical data or pricing information to the investment advisor. The variation in these commissions from year to year reflects primarily the amount of total net assets in the fund and to a lesser extent the annual turnover rate. For the fiscal year ended January 31, 1996; the period ended December 31, 1996 and the fiscal years ended December 31, 1997 and 1998, the fund's portfolio turnover rates were 53.30%, 69.19%, 42.47% and 18.89%, respectively.

3. SSCY - During the fiscal year ended March 31, 1996; the period April 1, 1996 through December 31, 1996; and the fiscal years ended December 31, 1997 and 1998, the fund paid $22,378, $29,899, $41,488 and $74,069, respectively, in brokerage commissions, substantially all of which were paid to brokers which had provided research, statistical data or pricing information to the investment advisor. For the fiscal year ended March 31, 1996; the period ended December 31, 1996 and the fiscal year ended December 31, 1997 and 1998 the fund's portfolio turnover rates were 33.50%, 35.86%, 26.27% and 35.74%, respectively.


                      PURCHASE AND REDEMPTION INFORMATION

Please call Investor Services Group at 800-472-4266 to verify required language for all retirement plan redemption requests or to obtain the Retirement Plan Withdrawal Form. No redemption shall be made unless your Application is first on file. In addition, a fund will not accept redemption requests until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.

Redemption requests mailed to the investment advisor must be forwarded to the transfer agent and will not be effected until they are received in good order by the transfer agent. The transfer agent cannot accept redemption requests which specify a particular forward date for redemption.

All withdrawals under the Systematic Cash Withdrawal Plan are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Please complete the appropriate section on the Application, indicating the amount of the distribution and the desired frequency.

If withdrawals under the Systematic Cash Withdrawal Plan exceed income dividends and capital gains distributions, your invested principal will be depleted. Thus, depending on the size of withdrawal payments and fluctuations in the value of your shares, your original investment could be exhausted entirely. You may change or stop the plan at any time by written notice to the funds. Dividends and capital gains distributions must be reinvested automatically to participate in this plan. Stock certificates cannot be issued under the Systematic Cash Withdrawal Plan.

The right of redemption may not be suspended or payment upon redemption deferred for more than five business days, or such time shorter time period as may be required by applicable SEC rules, except: (1) when trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (2) when the SEC has by order permitted such suspension; or (3) when an emergency, as defined by the rules of the SEC, exists, making disposal of portfolio securities or valuation of net assets of a fund not reasonably practicable. In case of a suspension of the determination of the net asset value, the right of redemption is also suspended and unless you withdraw your request for redemption, you will receive payment at the net asset value next determined after termination of the suspension.

As provided in the funds' Articles of Incorporation, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the funds have elected, pursuant to Rule 18f-1 under the 1940 Act to redeem shares solely in cash up to the lesser of $250,000, or one percent of the net asset value of the fund, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Directors of such fund believes that economic conditions exist which would make such a practice detrimental to the fund. Any portfolio securities paid or distributed in-kind will be in readily marketable securities, and will be valued as described under "Computation of Net Asset Value". Subsequent sale of such securities would require payment of brokerage commissions by the investor.

The value of your shares on redemption may be more or less than the cost of such shares to you depending upon the net asset value of the fund's shares at the time of redemption.

                                 RETIREMENT PLANS

DEFINED CONTRIBUTION PLANS

The funds offer a profit sharing and a money purchase plan (the "Defined Contribution Plans") for use by both self-employed individuals (sole proprietorships and partnerships) and corporations who wish to use shares of the funds as a funding medium for a retirement plan qualified under the Internal Revenue Code.

The Internal Revenue Code provides certain tax benefits for participants in a Defined Contribution Plan. For example, amounts contributed to a Defined Contribution Plan and earnings on such amounts are not taxed until distributed. However, distributions to a participant from a Defined Contribution Plan before the participant attains age 59 1/2 will (with certain exceptions) result in an additional 10% tax on the amount included in the participant's gross income.

INDIVIDUAL RETIREMENT ACCOUNT

The funds offer an individual retirement account (the "IRA") for use by individuals with compensation for services rendered (including earned income from self-employment) who wish to use shares of the funds as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to an IRA for his or her nonworking spouse who is under age 70 1/2. The general deductible limit is subject to certain income limits for contributions to an IRA is the lesser of 100% of compensation or $2,000. An individual may roll over to the IRA funds (in any amount) that he or she has received in a qualifying distribution from an employer's retirement plan or IRA.

The individual's IRA assets (and earnings thereon) may generally not be withdrawn (without the individual's incurring an additional 10% tax on the amount included in the individual's gross income) until age 59 1/2. Earnings on amounts contributed to the IRA are not subject to federal income tax until distributed.

ROTH-IRA

Subject to certain income limits, the total amount contributed to a Roth IRA for any taxable year cannot exceed the lesser of $2,000 or 100 percent of the individual's compensation. If an individual also maintains a traditional IRA the maximum contribution to the Roth IRA is reduced by any contributions made to the traditional IRA. The total annual contribution to all traditional IRAs and Roth IRAs cannot exceed the lesser of $2,000 or 100 percent of the individual's compensation.

Unless the individual's modified adjusted gross income (or the modified adjusted gross income of a married couple, filing jointly) is more than $100,000, or is married and filing a separate tax return, the individual is eligible to roll over, transfer or convert all or any portion of existing traditional IRA(s) into Roth IRA(s). A separate Roth Conversion IRA should generally be established to hold conversion amounts. If the Roth IRA is designated as a Roth Conversion IRA, the only permissible contributions are amounts converted from a traditional IRA during the same tax year. The amount of the conversion from the traditional IRA to the Roth IRA will be treated as a distribution for income tax purposes and is includible in the individual's gross income (except for any nondeductible contributions). Although the conversion amount is generally included in income, the 10 percent early distribution penalty will not apply to rollovers or conversions from a traditional IRA to a Roth IRA, regardless of whether the individual qualifies for any exceptions to the 10 percent penalty.

Funds distributed from the Roth IRA may be rolled over to a Roth IRA of the individual. A proper Roth IRA to Roth IRA rollover is completed if all or part of the distribution is rolled over not later than 60 days after the distribution is received. The individual may not have completed another Roth IRA to Roth IRA rollover from the distributing Roth IRA during the 12 months preceding the date the distribution was received. Further, the individual may rollover the same dollars or assets only once every 12 months. Roth IRA assets may not be rolled over to other types of IRAs (e.g., traditional IRA, Simple IRA).

403(B)(7) RETIREMENT PLAN

The funds offer a plan (the "403(b)(7) Plan") for use by schools, hospitals, and certain other tax-exempt organizations or associations who wish to use shares of the funds as a funding medium for a retirement plan for their employees. Contributions are made to the 403(b)(7) Plan based on a reduction of the employee's regular compensation. Such contributions, to the extent they do not exceed applicable limitations (including a generally applicable limitation of $10,000 for 1999), are excludable from the gross income of the employee for Federal income tax purposes. Assets withdrawn from the 403(b)(7) Plan are subject to Federal income tax and to the additional 10% tax on early withdrawals discussed above under "Defined Contribution Plans."

SIMPLE INDIVIDUAL RETIREMENT ACCOUNT

The funds offer a plan (the "Simple IRA") for use by certain small employers who wish to use shares of the funds as a funding medium for a retirement plan for their employees. Contributions are made to the Simple IRAs based on a reduction of the employee's regular compensation. Such contributions, to the extent they do not exceed applicable limitations (including a generally applicable limitation of $6,000 for 1999), are excludable from the gross income of the employee for Federal income tax purposes. Assets withdrawn from the Simple IRA are subject to Federal income tax and to the additional 10% tax on early withdrawals discussed above under "Defined Contribution Plans." Also, any distribution to an individual within two years of initial participation in the plan increases the early withdrawal penalty to 25%.

GENERAL INFORMATION

Distributions of net investment income and capital gains on retirement plan shares will be reinvested automatically in the funds.

The custodian of the Plans is Semper Trust Company ("Semper"), Plymouth Meeting, Pennsylvania. Semper is controlled by certain Directors and officers of the funds and certain directors and officers of Stratton Management Company. Investor Services Group serves as the fiduciary agent for Semper and in such capacity is responsible for all record keeping, applicable tax reporting and fee collection in connection with the plan accounts. Semper is entitled to deduct its fees and administrative expenses by liquidating shares annually in September, unless the annual maintenance fee is paid separately to Investor Services Group. The annual maintenance fee is currently $12.00 per plan account. This fee may be amended upon 30 days notice by Stratton Management Company, Semper or Investor Services Group in the future.

The foregoing brief descriptions are not complete or definitive explanations of the Defined Contribution, IRA, Roth IRA, 403(b)(7) or Simple IRA Plans available for investment in the funds. Any person who wishes to establish a retirement plan account may do so by contacting the funds directly. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. Since all these Plans involve setting aside assets for future years, it is important that investors consider their needs and whether the investment objective of the funds as described in this Statement of Additional Information and in the Prospectus is most likely to fulfill them. The funds recommend that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

                          INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situation.

Each fund intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code, as amended ("the Code") for each taxable year. As a RIC, each fund is exempt from Federal income and excise tax on its income and gains that it distributes to shareholders.

To maintain its RIC status, each fund must satisfy certain distribution requirements and certain requirements with respect to the source of its income for a taxable year and the diversification of its investments. Complying with these tests may limit somewhat the fund's freedom in pursuing its investment objectives.

SMDS has a capital loss carryover available to offset future capital gains, if any, of approximately $13,179,000, of which $7,681,000 expires in 2000, $4,331,000 expires in 2003 and $1,167,000 expires in 2005. SSCY has a capital loss carryover available to offset future capital gains, if any, of approximately $1,159,000, which expire in 2006.

A 4% nondeductible excise tax is imposed on RICs that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The funds intend to make sufficient distributions or deemed distributions prior to the end of each calendar year to avoid liability for this excise tax.

If for any fiscal year a fund does not qualify for the special tax treatment afforded RICs, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of the fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The foregoing discussion is based on Federal tax laws and regulations that are in effect on the date of this Statement of Additional Information. These laws and regulations may be changed by legislative or administrative action.

                          DESCRIPTION OF COMMON STOCK

SGF'S authorized capital is 10,000,000 shares of common stock, par value $0.10 per share. SMDS' authorized capital is 10,000,000 shares of common stock, par value $1.00 per share. THE STRATTON FUNDS, INC. is authorized to issue 1,000,000,000 shares of common stock, par value $0.001 per share, and to classify and reclassify any authorized and unissued shares into one or more series or classes. At present, the Board of Directors of THE STRATTON FUNDS, INC. has authorized the issuance of 200,000,000 shares of Class A common stock representing interests in SSCY.

There are no conversion or preemptive rights in connection with any shares of the funds, nor are there cumulative voting rights. Shares of each fund are freely transferable. Each share of a particular fund has equal voting, dividend and distribution, and liquidation rights with other shares of such fund. When issued for payment as described in its Prospectus, a fund's shares will be fully paid and nonassessable. Fractional shares of a fund have proportionately the same rights as provided for full shares of the particular fund.

Each fund does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. SGF, SMDS and THE STRATTON FUNDS, INC. are each a separate legal entity and the shareholders of each will vote separately. Under certain circumstances, shareholders have the right to call a shareholders meeting to consider the removal of one or more directors.

Rule 18f-2 under the Investment Company Act of 1940 provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as THE STRATTON FUNDS, INC. shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the fund affected by the matter. A fund affected by a matter unless it is clear that the interests of the fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of independent public accountants and the election of directors may be effectively acted upon by shareholders of THE STRATTON FUNDS, INC. voting without regard to a fund.

Investors should be aware that by combining the Prospectus of each fund into one document, there is the possibility that one fund may become liable for any misstatements in the Prospectus about another fund. To the extent that a fund incurs such liability, a shareholders investment in such fund could be adversely affected.

                            PERFORMANCE CALCULATIONS

From time to time, the funds' total return may be quoted in advertisements, shareholder reports or other communications to shareholders. Each fund's total return may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average annual percentage change in value of an investment in a fund over the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made by a fund during the period are reinvested in such fund's shares.

The total return of each fund may be compared to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return of a fund's shares may be compared to data prepared by Lipper Analytical Services, Inc., National Association of Real Estate Investment Trusts and to indices prepared by Dow Jones & Co., Inc. and Standard & Poor's Ratings Group.

Performance quotations of each fund represent such fund's past performance, and should not be considered as representative of future results. The investment return and principal value of an investment in a fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by broker-dealers, banks or other financial institutions directly to their customer accounts in connection with investments in shares of a fund will not be included in the fund's calculations of total return. Further information about the performance of each fund is included in the fund's most recent Annual Report which may be obtained without charge by contacting the fund at (800) 634-5726.

TOTAL RETURN CALCULATIONS

The funds compute their average annual total return by determining the average annual compounded rate of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial investment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.

This calculation can be expressed as follows:

                           T= [(ERV/P)1/n-1]

Where:         T      =         average annual total return.

               ERV    =         ending redeemable value at the end of the period
                                covered by the computation of a hypothetical
                                $1,000 investment made at the beginning of the period.

               P      =         hypothetical initial investment of $1,000.

               n      =         period covered by the computation, expressed in
                                terms of years.

The funds compute their aggregate total return by determining the aggregate compounded rate of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.

The formula for calculating aggregate total return is as follows:

                                      (ERV-P)
                                  A = -------
                                         P

Where:         A      =         aggregate total return.

               ERV    =         ending redeemable value at end of the period
                                covered by the computation of a hypothetical
                                $1,000 investment made at the beginning of the period.

               P      =         hypothetical initial investment of $1,000.

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

Since performance will fluctuate, performance data for the funds cannot necessarily be used to compare an investment in the funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

1. SGF - Based on the foregoing calculations, the average annual total returns for the fund for the one year, five year and ten year periods ended December 31, 1998 were 11.46%, 20.64% and 15.14%, respectively. The aggregate total returns for the five year and ten year periods ended December 31, 1998 were 155.51%, and 309.34%, respectively.

2. SMDS - Based on the foregoing calculations, the average annual total returns for the fund for the one year, five year and ten year periods ended December 31, 1998 were -11.75%, 4.18% and 8.35%, respectively. The aggregate total returns for the five year and ten year periods ended December 31, 1998 were 18.53% and 122.92%, respectively.

3. SSCY - Based on the foregoing calculations, the average annual total returns for the fund for the one year and five year periods ended December 31, 1998 were -9.58% and 12.88%, respectively. The aggregate total return for the five year period ended December 31, 1998 was 83.27%.

                                 FINANCIAL STATEMENTS

The audited financial statements and notes thereto for SGF, SMDS, and SSCY contained in such funds' Annual Report dated December 31, 1998 are incorporated by reference into this Statement of Additional information and have been audited by Tait, Weller & Baker, whose reports also appear in the 1998 Annual Report and are also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. Such financial statements and notes thereto have been incorporated herein in reliance on the reports of Tait, Weller & Baker, independent accountants, given on the authority of said firm as experts in auditing and accounting, incorporating by reference from such funds' 1998 Annual Report to Shareholders.

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